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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 26, 2000

                         Commission file number: 1-14267


                             REPUBLIC SERVICES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                  DELAWARE                               65-0716904
          ------------------------          ------------------------------------
          (State of Incorporation)          (I.R.S. Employer Identification No.)


           REPUBLIC SERVICES, INC.
       110 S.E. 6TH STREET, 28TH FLOOR
          FORT LAUDERDALE, FLORIDA                         33301
  ----------------------------------------               ----------
  (Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (954) 769-2400




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ITEM 5.  OTHER EVENTS

On July 26, 2000, Republic Services, Inc. issued a press release to announce operating results for the three and six months ended June 30, 2000, a copy of which is included herein by reference and attached hereto as Exhibit 99.1.

On July 26, 2000, Republic Services, Inc. issued a press release to announce that its Board of Directors has approved a common stock repurchase program, a copy of which is included herein by reference and attached hereto as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C) Exhibits

         Exhibit No.          Description
         -----------          -----------

            99.1 Press Release of the Company dated July 26, 2000 to announce operating results for the three and six months ended June 30, 2000.

            99.2 Press Release of the Company dated July 26, 2000 to announce the Company's common stock repurchase program.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 26, 2000                               REPUBLIC SERVICES, INC.

                                             By: /s/  Tod C. Holmes
                                                 ------------------------------
                                                 Tod C. Holmes
                                                 Senior Vice President and
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)



                                             By: /s/  Charles F. Serianni
                                                 ------------------------------
                                                 Charles F. Serianni
                                                 Chief Accounting Officer
                                                 (Principal Accounting Officer)





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